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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2005


                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-944                    41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

     Item 9.01 Possis Medical Inc. Reports Quarterly Financial Results

     On February 22, 2005, the Company issued a press release reporting operating results for its fiscal year 2005 second quarter ending January 31, 2005. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

     [c]  Exhibits.

     99.1 Press Release, dated February 22, 2005, issued by Possis Medical, Inc.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 22, 2005
                                                     POSSIS MEDICAL, INC.


                                                     By: /s/ Eapen Chacko
                                                         -----------------------
                                                         Eapen Chacko
                                                         Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1         Press Release, dated February 22, 2005, issued by Possis Medical,
               Inc.